UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2015

STEEL PARTNERS HOLDINGS L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-35493	13-3727655
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 32nd Floor, New York, New York		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 520-2300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On July 2, 2015, Steel Partners Holdings L.P., a Delaware limited partnership (the “Company”), filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting that Handy & Harman Group, Ltd. (“H&H Group”), a Delaware corporation and a wholly owned subsidiary of Handy & Harman Ltd. (“H&H”), which is a majority owned subsidiary of the Company, completed its acquisition of JPS Industries, Inc., a Delaware corporation (“JPS”), pursuant to the Agreement and Plan of Merger, dated as of May 31, 2015 (the “Merger Agreement”), by and among H&H, H&H Group, HNH Group Acquisition LLC, a Delaware limited liability company and a subsidiary of H&H Group (“H&H Acquisition Sub”), HNH Group Acquisition Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of H&H Acquisition Sub, and JPS.  This Form 8-K/A amends the Original Form 8-K to include disclosure of the closing of the Exchange (as defined in the Original Form 8-K) and the subsequent consummation of the merger of JPS with and into HNH Acquisition LLC, a Delaware limited liability company and a wholly owned subsidiary of H&H Group (“Sub 2”).

Item 2.01                      Completion of Acquisition or Disposition of Assets.

On July 31, 2015, following the expiration of the 20-day period provided in Section 262(d)(2) of the Delaware General Corporation Law for stockholders of JPS to exercise appraisal rights in connection with the Merger Agreement, and pursuant to the Exchange Agreement, dated as of May 31, 2015, by and between H&H Group and SPH Group Holdings LLC, a subsidiary of the Company (“SPH Group Holdings”), H&H issued (the “Issuance”) to H&H Group 1,429,407 shares of H&H’s common stock, representing an amount equal to the product of (a) the aggregate number of shares of JPS Common Stock held by SPH Group Holdings immediately prior to the Exchange (as defined below) multiplied by (b) a fraction, (i) the numerator of which is an amount equal to the $11.00 per share merger consideration paid pursuant to the Merger Agreement and (ii) the denominator of which is an amount equal to the Parent Stock Price (as defined in the Exchange Agreement).  Immediately following the Issuance, H&H Group exchanged (the “Exchange”) such newly issued shares of H&H common stock for all shares of JPS Common Stock held by SPH Group Holdings. As a result of the Exchange, H&H Group owned all of the shares of JPS Common Stock and, on August 3, 2015, merged JPS with and into Sub 2, which was the surviving entity in such merger and was renamed JPS Industries Holdings LLC.

The foregoing description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the Exchange Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 1, 2015, and is incorporated by reference herein.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEEL PARTNERS HOLDINGS L.P.

	By:	Steel Partners Holdings GP Inc. Its General Partner

Dated: August 4, 2015	By:	/s/ James F. McCabe, Jr.
	Name:	James F. McCabe, Jr.
	Title:	Chief Financial Officer